UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐  Soliciting Material Pursuant to § 240.14a-12.

TRUST FOR CREDIT UNIONS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRUST FOR CREDIT UNIONS
71 South Wacker Drive
Suite 500
Chicago, Illinois 60606

November   , 2007

Dear TCU Investor:

You are cordially invited to attend a Special Meeting of Unitholders (the “Meeting”) of Trust for Credit Unions (the “Trust”) to be held on December 28, 2007 at 11:00 a.m. (Eastern Time) at the offices of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Avenue, N.W., 10th Floor, Washington, D.C. 20036.

At the Meeting, you will be asked to vote upon the following proposals:

•	Election of nine Trustees of the Trust; and

•	Approval of a new investment advisory agreement between the Trust, on behalf of each of the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, and Goldman Sachs Asset Management, L.P.

A formal Notice of Special Meeting of Unitholders and Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS NEEDED. The Board of Trustees of the Trust unanimously recommends that you vote “FOR” each of the proposals described in the Proxy Statement. We value our relationship with you and look forward to your vote in favor of the election of Trustees and approval of the new investment advisory agreement.

Sincerely,

Gary Oakland
Chairman

Please review the enclosed materials and, if you do not plan to be present at the Meeting, complete, sign, date and return the enclosed proxy card. It is important that you return the proxy card to ensure your units will be represented at the Meeting.

TRUST FOR CREDIT UNIONS
71 South Wacker Drive
Suite 500
Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF UNITHOLDERS
To Be Held on December 28, 2007

To the Unitholders of Trust for Credit Unions:

A Special Meeting of Unitholders (the “Meeting”) of Trust for Credit Unions (the “Trust”) will be held on December 28, 2007 at 11:00 a.m. (Eastern time) at the offices of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Avenue, N.W., 10th Floor, Washington, D.C. 20036 for the following purposes:

(1)	To elect nine Trustees of the Trust;

(2)	To approve a new investment advisory agreement between the Trust, on behalf of each of the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, and Goldman Sachs Asset Management, L.P.; and

(3)	To transact such other business as may properly come before the Meeting and any adjournment thereof.

The Trustees of the Trust unanimously recommend that you vote FOR each of the proposals.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. Unitholders of record at the close of business on October 31, 2007, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting or at any adjournment thereof. Each unitholder is invited to attend the Meeting in person.

If you cannot be present at the Meeting, we urge you to sign, date and return promptly in the enclosed envelope the accompanying proxy card. This is important for the purpose of ensuring a quorum at the Meeting. A proxy may be revoked by any unitholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust’s Secretary, or by withdrawing the proxy and voting in person at the Meeting.

By Order of the Board of Trustees
of Trust for Credit Unions

Peter V. Bonanno
Secretary

November   , 2007

TRUST FOR CREDIT UNIONS
71 South Wacker Drive
Suite 500
Chicago, Illinois 60606

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Trust for Credit Unions (the “Trust”) for use at the Trust’s Special Meeting of Unitholders to be held at the offices of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership, located at 1001 Connecticut Avenue, N.W., 10th Floor, Washington, D.C. 20036, on December 28, 2007 at 11:00 a.m. (Eastern time). The Special Meeting of Unitholders and any adjournments thereof are referred to in this Proxy Statement as the “Meeting.”

This Proxy Statement, the accompanying Notice of Special Meeting of Unitholders and accompanying proxy card(s) will first be mailed on or about             , 2007.

The Trust offers three investment portfolios each of which is referred to herein as a “Portfolio” and, collectively, as the “Portfolios.” The Portfolios of the Trust are: Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio.

The following table summarizes the proposals to be voted on at the Meeting and indicates those unitholders that are being solicited with respect to each proposal.

	Proposal	Unitholders Solicited

(1)	To elect nine (9) Trustees	All unitholders of all Portfolios of the Trust will vote together in the aggregate and not separately by Portfolio.

(2)	To approve a new investment advisory agreement between the Trust, on behalf of each of the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, and Goldman Sachs Asset Management, L.P.	Unitholders of the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio voting separately by Portfolio.

Recordholders of units of beneficial interest of the Portfolios at the close of business on October 31, 2007, the record date for the Meeting (“Record Date”), will be entitled to notice of and to vote at the Meeting. As of the Record Date, the number of outstanding units of each of the Portfolios was as follows:

Portfolio	Number of Units

Money Market Portfolio	384,311,981.840
Ultra-Short Duration Government Portfolio	31,001,094.402
Short Duration Portfolio	42,385,116.485

Each whole unit will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional unit will be entitled to a proportionate fractional vote. There will be no cumulative voting in the election of Trustees. Units may be voted in person or by proxy.

It is expected that the solicitation of proxies will be primarily by mail. However, the Trust’s officers and personnel of the Trust’s administrator and transfer agent may also solicit proxies by telephone, facsimile, the Internet or in person. Signed proxies received by the Trust in time for voting and not revoked will be voted in accordance with the directions specified therein. The Board of Trustees recommends a vote FOR the election of the Trustee nominees described in this Proxy Statement and FOR approval of the new investment advisory agreement. If no specification is made, the proxy will be voted FOR the election of the Trustee nominees, FOR approval of the new investment advisory agreement, and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment thereof.

Any person giving a proxy may revoke it any time before it is exercised by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

The Trust will furnish, without charge, copies of its most recent Annual and Semi-Annual Reports to Unitholders to any unitholder upon request. The Annual and Semi-Annual Reports may be obtained by writing to Goldman, Sachs & Co., Trust for Credit Unions, 71 S. Wacker Dr., Suite 500, Chicago, IL 60606 or Callahan Financial Services, Inc., 1001 Connecticut Avenue, N.W., 10th Floor, Washington, D.C. 20036 or by calling toll-free 1-800-342-5828 or 1-800-CFS-5678.

PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, unitholders will be asked to elect nine Trustees, who will constitute the entire Board of Trustees of the Trust (the “Board”). At a meeting held on October 1, 2007, the Trustees, all of whom are not “interested persons” (as defined by the Investment Company Act of 1940 (the “1940 Act”)) of the Trust (“Independent Trustees”), voted to approve and recommend to the unitholders that they elect nine Trustees (the “Nominees”) to the Board. If elected (or re-elected, as the case may be) by unitholders at the Meeting, the Nominees will hold office for an indefinite term. The Board would be able to fill future vacancies by appointment (subject to the requirements of the 1940 Act) without incurring the additional expense associated with calling unitholder meetings to fill those vacancies.

The Trust currently has eight Trustees. Four of the Trustees (James A. Barr, Robert M. Coen, Thomas S. Condit and Wendell A. Sebastian) were elected by unitholders in February 1989. One Trustee (Betty G. Hobbs) was elected by unitholders in September 1996. One Trustee, Rudolf J. Hanley, was elected by unitholders in September 1996 and resigned on March 3, 1999. Mr. Hanley was appointed by the other Trustees on March 24, 2003 and is now standing for election by unitholders. Gary Oakland and D. Michael Riley were appointed by the other Trustees on May 6, 1999 and July 10, 2000, respectively.

The 1940 Act provides that no person may serve as a Trustee unless elected to that office by the unitholders, at an annual or special meeting duly called for that purpose, except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office shall have been elected to office by unitholders. Messrs. Condit and Riley and Ms. Hobbs are not standing for re-election and will remain in office until the election and qualification of their successors. To meet the statutory requirements of the 1940 Act described above, the Board has determined that it is necessary to submit to unitholder vote the election of five of the incumbent Trustees (Messrs. Barr, Coen, Hanley, Oakland, and Sebastian) and four additional Nominees as new Trustees.

A special Nominating Committee of the Board, in consultation with legal counsel for the Independent Trustees and counsel for the Trust, conducted a search for qualified candidates for Board membership, seeking nominees who were both qualified and who would bring relevant expertise to the Board. The Nominating Committee selected and recommended, and the Board approved, the Nominees described in this Proxy Statement to stand for election (or re-election, as the case may be). See “Nominations” below for additional information on the nomination process.

The persons named as proxies in the accompanying Proxy have been designated by the Board and intend to vote for the Nominees named below, unless authority to vote for a particular Nominee is withheld. Each Nominee has consented to being named in this Proxy Statement and to serve if elected. Should any Nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute Nominee as the Board may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The following table sets forth the Nominees, their ages, addresses, positions held with the Trust, term of office and length of time served, principal occupations for the past five years, and other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “1934 Act”) or are registered as investment companies under the 1940 Act. All of the Nominees qualify as Independent Trustees.

				Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex(3)	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age(1)	Trust	Time Served(2)	During Past 5 Years	Trustee	Trustee
Independent Trustee Nominees

James C. Barr Age: 71	Trustee	Since 1989	Managing Member, J.C.B. Enterprises, L.L.C. (March 1997-Present); Chief Executive Officer, National Milk Producers Federation (March 1985-March 1997).	3	None

Robert M. Coen Age: 68	Trustee	Since 1989	Professor of Economics, Northwestern University.	3	None

Rudolf J. Hanley Age: 64	Trustee and Vice Chairman	Since 2003	President and Chief Executive Officer, Orange County Teachers Federal Credit Union (September 1982-Present).	3	None

Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex(3)	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age(1)	Trust	Time Served(2)	During Past 5 Years	Trustee	Trustee
Independent Trustee Nominees

Gary Oakland Age: 54	Trustee and Chairman	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-Present).	3	None

Wendell A. Sebastian Age: 62	Trustee	Since 1989	President and Chief Executive Officer, GTE Federal Credit Union (January 1998-Present).	3	None

David L. Chatfield Age: 67	Trustee Nominee	N/A	Retired; President and Chief Executive Officer, California Credit Union League (state trade association serving credit unions in California and Nevada) (1991 to April 2006).	N/A(4)

Stanley Hollen Age: 58	Trustee Nominee	N/A	President and Chief Executive Officer, Co-Op Financial Services (credit union-owned electronic funds transfer network and processor) (June 2005 to date); President and Chief Executive Officer, Liberty Enterprises (credit union-focused check printing, payment systems, marketing and technology solution provider) (September 2002 to June 2005).	N/A(4)

Eugene A. O’Rourke Age: 62	Trustee Nominee	N/A	Managing Director, RSM McGladrey Consultants (accounting and consulting to credit unions) (2006 to date), Executive Managing Director, (2002-2005).	N/A(4)

Joe Peek Age: 58	Trustee Nominee	N/A	Gatton Chair in International Banking and Financial Economics, University of Kentucky (2000 to date); Joe Peek, Consulting (2002 to date).	N/A(4)	None

(1)	Each Trustee and Trustee Nominee may be contacted by writing to the Trustee or Trustee Nominee, c/o Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Avenue, N.W., 10th Floor, Washington, D.C. 20036.

(2)	Each Trustee serves for an indefinite term until the next meeting of unitholders, if any, called for the purpose of considering the election or re-election of such Trustee, or until such Trustee sooner dies, resigns, retires or is removed.

(3)	The Fund Complex consists of all registered investment companies that are advised by Goldman Sachs Asset Management, L.P. or one of its affiliates.

(4)	If elected, Messrs. Chatfield, Hollen, O’Rourke and Peek will oversee the three portfolios in the Fund Complex.

Board and Committee Meetings

During the fiscal year ended August 31, 2007, the Trustees met five times. Each of the Trustees then in office (other than Edgar F. Callahan, who resigned from the Board on April 20, 2007) attended at least 75% of the meetings of the Board.

The Trust’s Board has established four standing committees — Audit, Valuation, Dividend, and Amortized Cost. The Audit Committee oversees the audit process and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. In addition, the Audit Committee is responsible for monitoring the Board of Trustees’ governance practices and adherence to the Fund Governance Policy adopted by the Board of Trustees. Messrs. Barr, Coen, Condit and Riley

currently serve on the Audit Committee. The Audit Committee held six meetings during the fiscal year ended August 31, 2007.

The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Portfolios in accordance with the Trust’s Valuation Procedures. Messrs. Barr and Hanley currently serve on the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended August 31, 2007.

The Dividend Committee is authorized, subject to the ratification of the Trustees who are not members of the Committee, to declare dividends and capital gain distributions consistent with the Trust Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Mr. Hanley. The Dividend Committee took written action in lieu of a meeting once each month during the fiscal year ended August 31, 2007.

The Amortized Cost Committee is authorized to act for the Board of Trustees in connection with certain matters relating to the amortized cost procedures adopted by the Board regarding the pricing of units of the Money Market Portfolio for purchase, redemption and exchange transactions. Messrs. Barr, Condit and Coen currently serve on the Amortized Cost Committee. The Amortized Cost Committee did not meet during the fiscal year ended August 31, 2007.

Nominations

Although the Trust does not have a standing nominating committee, a special Nominating Committee was established for the purpose of selecting and nominating candidates for election at the Meeting. Messrs. Barr, Coen and Sebastian, each of whom is an Independent Trustee, served on the special Nominating Committee. The special Nominating Committee held two meetings during the fiscal year ended August 31, 2007. The Committee does not have a charter and did not have a formal process for identifying and evaluating candidates for nomination to the Board. Messrs Chatfield, Hollen, O’Rourke and Peek, the Nominees who are not currently serving as Trustees, were recommended to the special Nominating Committee members for consideration by current members of the Board or by management. The Committee did not have specific, minimum qualifications for candidates and did not establish formal specific qualities or skills that the Committee regarded as necessary for Trustees to possess (other than any qualities or skills that may be required by applicable law). However, in identifying and evaluating candidates, the Committee considered factors they deemed relevant, which included: whether the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Trust’s Board; whether the person has any relationships that may impair his or her independence, such as any business, financial or family relationships with the Trust’s management, any investment adviser of the Trust, the Trust’s other service providers or their affiliates; whether the person is willing to serve and willing and able to commit the time necessary for the performance of duties of a Trustee; and the contribution which the person can make to the Board and the Trust, with consideration being given to the person’s business acumen, professional experience (in particular, whether the person is involved in the credit union or cooperative industry), education and such other factors as the Committee considered relevant.

In filling Board vacancies in the future, the Board will consider nominees recommended by unitholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Trust’s Prospectus and should be directed to the attention of the Chairman of the Board.

Board Compensation

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2007.

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as	from Trust and
Name of Trustee	from the Trust	Part of Trust’s Expense	Fund Complex(1)

Independent Trustees
James C. Barr	$14,500	-0-	$14,500
Edgar F. Callahan(2)	$10,500	-0-	$10,500
Robert M. Coen	$13,500	-0-	$13,500
Thomas S. Condit	$13,500	-0-	$13,500
Rudolf J. Hanley	$12,000	-0-	$12,000
Betty G. Hobbs	$12,000	-0-	$12,000
Gary Oakland	$13,500	-0-	$13,500
D. Michael Riley	$13,500	-0-	$13,500
Wendell A. Sebastian	$-0-	-0-	$-0-

(1)	The Fund Complex includes all registered investment companies that are advised by Goldman Sachs Asset Management, L.P. or one of its affiliates.

(2)	Mr. Callahan resigned from the Board on April 20, 2007.

Nominee Beneficial Ownership of Portfolio Units

Units of each Portfolio of the Trust are offered solely to state and federally chartered credit unions. Certain of the Nominees are officers of credit unions that invest in the Portfolios. The approximate percentages of the Portfolios’ outstanding units that were owned by these credit unions in the aggregate as of the Record Date were as follows: Money Market Portfolio — 6.68%; Ultra-Short Duration Government Portfolio — 0.00%; and Short Duration Portfolio — 0.00%.

Independent Registered Public Accounting Firm; Change in Independent Registered Public Accounting Firm

For the fiscal years ended August 31, 2007 and August 31, 2006, PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, served as the Portfolios’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepared the Portfolios’ federal and state tax returns, and provided assistance on accounting, internal control and related matters.

PricewaterhouseCoopers LLP declined to stand for re-election as the Trust’s independent registered public accounting firm for the fiscal year ending August 31, 2008. At a meeting held on October 1, 2007, the Board, upon recommendation of the Audit Committee, selected Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, as the Trust’s independent registered public accounting firm for the fiscal year ending August 31, 2008.

For the years ended August 31, 2007 and August 31, 2006, PricewaterhouseCoopers LLP’s audit reports contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Portfolios and PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure or audit scope or procedures for the two years ended August 31, 2007 and August 31, 2006, or through October 1, 2007, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in its audit reports.

The Trust does not expect any representatives of PricewaterhouseCoopers LLP or Ernst & Young LLP to be present at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following paragraphs include information about the aggregate fees paid to PricewaterhouseCoopers LLP for the two most recent fiscal years.

Audit Fees

Audit fees are fees related to the audit of and review of the Trust’s financial statements included in annual reports and registration statements and other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit fees billed to the Trust by PricewaterhouseCoopers LLP for the fiscal years ended August 31, 2007 and August 31, 2006 were $68,500 and $55,000, respectively.

Audit-Related Fees

Audit-related fees are fees for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of financial statements, but are not reported as audit fees, and include fees associated with the review of GSAM’s profitability by Portfolio. Audit-related fees billed to the Trust by PricewaterhouseCoopers LLP for the fiscal years ended August 31, 2007 and August 31, 2006 were $249,000 and $202,000, respectively. These fees include amounts allocated to and paid by Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, which are two other registered investment companies that are part of the same Fund Complex.

Tax Fees

Tax fees are fees associated with tax compliance, tax advice and tax planning. Tax fees billed to the Trust by PricewaterhouseCoopers LLP for the fiscal years ended August 31, 2007 and August 31, 2006 were $19,000 and $16,900, respectively.

All Other Fees

No fees were billed by PricewaterhouseCoopers LLP for products and services provided to the Trust other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above for the fiscal years ended August 31, 2007 and August 31, 2006.

Non-Audit Fees

The aggregate non-audit fees billed to the Trust by PricewaterhouseCoopers LLP for the fiscal years ended August 31, 2007 and August 31, 2006 were approximately $268,000 and $218,900, respectively. The aggregate non-audit fees billed to the Trust’s investment adviser and any entity controlling, controlled by or under common control with the Trust’s investment adviser that provides on-going services to the Trust (“service affiliates”) by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 26, 2006 and November 28, 2005 were approximately $5.9 million and $5.2 million, respectively. The 2006 and 2005 amounts include fees for non-audit services required to be pre-approved (i.e., fees associated with an internal control review performed in accordance with Statement of Auditing Standards No. 70) and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust’s operations or financial reporting.

The aggregate non-audit fees billed to the Trust’s investment adviser and other service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended November 26, 2006 and November 28, 2005 were approximately $55.9 million and $49.5 million, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Trust’s Audit Committee sets forth the procedures and the conditions pursuant to which services performed by the independent registered public accounting firm for the Trust may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent registered public accounting firm are consistent with the rules of the Securities and Exchange Commission (“SEC”) on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent registered public accounting firm.

The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent registered public accounting firm to perform, provided: (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent registered public accounting firm during the fiscal year in which the services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Trust, the Audit Committee will pre-approve those non-audit services provided to the Trust’s investment adviser and service affiliates where the engagement relates directly to the operations or financial reporting of the Trust.

None of the audit-related fees and tax fees reported above were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X under the 1934 Act. In addition, none of the non-audit services to the Trust’s service affiliates were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(i)(c) of Regulation S-X.

The Trust’s Audit Committee has considered whether the provision of non-audit services to the Trust’s investment adviser and service affiliates that did not require pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the auditor’s independence.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
UNITHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

PROPOSAL 2:

Approval of New Investment Advisory Agreement

General Information

At a meeting of the Board of Trustees of the Trust held on May 30, 2007, the Trustees authorized the use of an open architecture structure for the Trust that is expected to provide the Trust with enhanced flexibility in the future in connection with the offering of new investment products and the selection of additional investment advisers for the Trust. In connection with the implementation of the open architecture structure, at the same meeting the Trustees also approved changes in certain service provider arrangements that are expected to take effect on or about January 14, 2008. Pursuant to these arrangements, PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., will provide (i) certain administrative and fund accounting services currently provided by Goldman Sachs Asset Management, L.P. (“GSAM”) and State Street Bank & Trust Company (“State Street”) and (ii) the transfer agency services currently provided by Goldman, Sachs & Co. (“Goldman Sachs”), (b) PFPC Trust Company, an affiliate of PFPC, will provide the custodian services currently provided by State Street, and (c) Callahan Financial Services Inc. (“CFS”) will serve as sole distributor of the Trust’s units. Goldman Sachs and CFS currently serve as co-distributors of the Trust’s units.

At a meeting of the Board held on October 1, 2007, the Trustees unanimously voted to approve, and to recommend that unitholders approve, a new investment advisory agreement for the Portfolios. In connection with the changes in the Trust’s service provider arrangements, the Board has determined that it would be in the best interests of the Portfolios and their unitholders to enter into an Advisory Agreement between the Trust, on behalf of each of the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, and GSAM, in the form attached to this Proxy Statement as Exhibit A (the “New Agreement”).

GSAM currently provides investment advisory services and certain administrative services to the Portfolios pursuant to an Advisory Agreement dated June 20, 1991, as amended, and an Assumption Agreement dated April 26, 2003 (collectively, the “Current Agreement”). The Current Agreement was last approved by unitholders of each of the Money Market Portfolio and Ultra-Short Duration Government Portfolio on June 22, 1992 and by unitholders of the Short Duration Portfolio on October 8, 1992. Continuation of the Current Agreement was last approved by the Board on March 26, 2007. If unitholders approve the New Agreement, the Current Agreement will be terminated on or about January 14, 2008.

Approval of the New Agreement

Comparison of the New Agreement and the Current Agreement.  The terms and conditions of the New Agreement are substantially similar to those of the Current Agreement, except as noted below. Set forth below is a brief comparison of the New Agreement and the Current Agreement. The description of the New Agreement is qualified in its entirety by reference to Exhibit A.

Services Provided.  Under the Current Agreement, GSAM provides investment advisory services to all three Portfolios. Under the New Agreement, GSAM will continue to provide investment advisory services to all three Portfolios. These services include providing supervision of the Portfolios’ assets, furnishing a continuous investment program for the Portfolios, determining the investments and securities to be purchased and sold by the Portfolios, and determining the portion of the Portfolios’ assets to be invested or held uninvested as cash. GSAM also places orders for the purchase and sale of securities for the Portfolios.

Under the Current Agreement, GSAM also provides certain administrative services to the Portfolios to the extent such services are not provided by other service providers under separate service agreements, i.e., administration, distribution, custodian and transfer agency agreements. These administrative services may include supervising the Trust’s operations, providing personnel to perform executive, administrative and clerical services for the Trust, preparing tax returns and reports to unitholders, preparing regulatory filings, negotiating changes to terms and conditions of various service agreements, and causing payments to be made for services rendered to the Trust. GSAM will not be responsible for providing these administrative services under the New Agreement. These services will be provided by the new service providers discussed above effective on or about January 14, 2008.

Under both the New Agreement and the Current Agreement, GSAM is required to act in conformity with the Trust’s Declaration of Trust and By-Laws, registration statement and instructions and directions of the Trust’s Board, and to use its best efforts to comply with the requirements of the 1940 Act and other applicable federal and state laws, regulations and rulings.

Under the New Agreement, GSAM may, at its own discretion, delegate its investment, advisory and other rights, powers and obligations to any advisory affiliate of Goldman Sachs without further consent of the Trust, provided that GSAM will remain liable to the Trust for its obligations under the New Agreement. The Current Agreement does not permit GSAM to delegate its rights, powers and obligations.

Compensation.  The contractual advisory fees payable by the Money Market Portfolio under the New Agreement will be the same as the contractual advisory fees payable under the Current Advisory Agreement. The contractual advisory fees payable by each of the Ultra-Short Duration Government Portfolio and Short Duration Portfolio under the New Agreement will be lower than the contractual advisory fees payable under the Current Agreement. Under both the New Agreement and the Current Agreement, GSAM may from time to time reduce its fees or make payment to a Portfolio in order to offset all or a portion of certain expenses otherwise payable by a Portfolio, provided that any such arrangement does not jeopardize a Portfolio’s qualification as a regulated investment company. In this regard, GSAM has agreed to continue to limit its advisory fee with respect to the Money Market Portfolio to 0.07% of the Portfolio’s average daily net assets. This limitation may be terminated at any time at the option of GSAM. Set forth below are the advisory fees, expressed in dollars and as a percentage of each Portfolio’s average daily net assets, to which GSAM was entitled for the fiscal year ended August 31, 2007 as compared to the advisory fees that GSAM would have received had the New Agreement been in effect during the fiscal year ended August 31, 2007.

	Current Agreement		New Agreement(1)
				Dollars If
				Proposed
		Current Advisory	Proposed Advisory	Advisory Fee	Percentage
Portfolio	Dollars	Fee Rates	Fee Rate	In Place	Change

Money Market Portfolio	$739,253	0.20% of the first $300 million 0.15% of assets in excess of $300 million	0.20% of the first $300 million 0.15% of assets in excess of $300 million	$739,253	0%

Ultra-Short Duration Government Portfolio	$655,231	0.20%	0.18% of the first $250 million 0.16% of the next $250 million 0.14% of assets in excess of $500 million	$574,191	−2%

Short Duration Portfolio	$1,180,386	0.20%	0.18% of the first $250 million 0.16% of the next $250 million 0.14% of assets in excess of $500 million	$975,895	−3%

(1)	Fees shown for the New Agreement do not include payments applicable to the administrative services provided by GSAM under the Current Agreement, as described above.

Standard of Care/Indemnification.  Each of the New Agreement and Current Agreement provides that, subject to applicable provisions of the 1940 Act, GSAM is not liable for any error in judgment or mistake of law or any loss suffered by the Trust in connection with such agreement, except a loss resulting from GSAM’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of GSAM’s reckless disregard of its obligations and duties. Under each of the New Agreement and Current Agreement, the Trust agrees to indemnify and hold harmless GSAM against losses, claims, damages or liabilities to the extent they arise out of or are based on GSAM’s acting in accordance with the terms of such Agreement or on any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in various documents, including the Trust’s registration statement, with certain exceptions, such as if an untrue statement or omission is attributable to GSAM. The Trust also agrees to reimburse GSAM for any legal or other expenses incurred by GSAM in connection with investigating or defending any such loss, claim, damage or liability. GSAM is not, however, protected against, or entitled to indemnification or contribution with respect to, any liability to the Trust or its unitholders to which GSAM is subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties, under the New Agreement or Current Agreement or otherwise.

Term and Termination.  The term and termination provisions of the New Agreement will be the same as those provisions in the Current Agreement. The New Agreement will become effective with respect to a Portfolio on or about January 14, 2008 following approval of the New Agreement by unitholders of such Portfolio. Unless sooner terminated, the New Agreement will continue until March 31, 2009. Thereafter, if not terminated, the New Agreement will continue with respect to a Portfolio for successive annual periods ending on March 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the

Board of Trustees of the Trust who are not parties to the New Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval (“Disinterested Trustees”), and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio, provided, however, that the New Agreement may be terminated with respect to a Portfolio by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Portfolio, on 60 days’ written notice to GSAM, or by GSAM at any time, without payment of any penalty, on 60 days’ written notice to the Trust. The New Agreement will automatically and immediately terminate in the event of its assignment.

Basis for Recommendation Regarding the New Agreement.  The New Agreement was unanimously approved by the Trustees, including a majority of the Independent Trustees, and recommended for approval by the unitholders of the Portfolios, at a Board meeting held on October 1, 2007 (“New Contract Meeting”).

At the New Contract Meetings, the Trustees noted that they recently had approved the continuation of the Current Agreement at a meeting held on March 26, 2007 (“Annual Contract Meeting”). At the Annual Contract Meeting, the Trustees had reviewed matters that included: (a) the Portfolios’ investment advisory fee arrangements; (b) the Portfolios’ investment performance; (c) the quality of GSAM’s services; (d) the structure, staff and capabilities of GSAM and its portfolio management team; (e) the groups within GSAM that support the portfolio management team, including the legal and compliance departments and the technology, operations, treasury and tax groups; (f) GSAM’s financial resources; (g) the fees received by GSAM’s affiliates from the Portfolios for transfer agency and other services; (h) the terms of the Current Agreement; (i) the statutory and regulatory requirements applicable to the approval of mutual fund investment advisory agreements; and (j) GSAM’s credit research process, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered the expenses paid by the Portfolios and the Portfolios’ expense trends over time. The Trustees received written materials and oral presentations on the topics covered.

At the New Contract Meeting, the Trustees received assurances from GSAM that, with the exception of certain executive personnel changes at GSAM, there were no material changes to the information in the written materials and oral presentations provided by GSAM at the Annual Contract Meeting. The Trustees were advised by their independent legal counsel regarding their duties and responsibilities under applicable law. During the course of their deliberations, the Trustees met in executive session without employees of GSAM present.

In evaluating the New Agreement, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of GSAM, its services and the Portfolios. At those meetings the Trustees received materials relating to GSAM’s investment management and other services under the Current Agreement, including (a) information on the investment performance of the Portfolios in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios.

In connection with their approval of the New Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by GSAM. The Trustees concluded that GSAM had substantial resources to provide services to the Trust; that GSAM’s services had been acceptable; and that GSAM had been responsive to requests made by the Trustees and to regulatory and industry changes.

The Trustees also considered the investment performance of the Portfolios and GSAM, including the information on the Portfolios’ investment performance for one, three, five and ten year periods provided at the Annual Contract Meeting and updated information provided at subsequent meetings of the Board. The Trustees considered the Portfolios’ investment performance in light of their performance benchmarks and the investment objectives and credit parameters applicable to the Portfolios. The Trustees concluded that despite underperforming their respective benchmarks during the quarter ended August 31, 2007 as a result of the turmoil in the mortgage market, the investment performance of each of the Ultra-Short Duration Government Portfolio and Short Duration Portfolio as compared to their respective benchmarks was acceptable. In reaching this conclusion, the Trustees also considered the relative stability of the net asset values of the Ultra-Short Duration Government Portfolio and Short Duration Portfolio during the past year despite the rising interest rate environment and the turmoil in the mortgage market. The Trustees also concluded that although the yields of the Money Market Portfolio generally trailed the federal funds rate, this spread had narrowed in recent months, with the Portfolio outperforming the federal funds rate in August 2007. In addition, the Money Market Portfolio’s investment performance generally was competitive when compared to the performance of other registered money market funds.

The Trustees also considered the contractual fee rates payable by the Portfolios under the New Agreement in light of the information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) as compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms that had been provided at the Annual Contract Meeting. Most of the comparisons of the Portfolios’ fee rates and total operating expense ratios were prepared by a third-party consultant. In considering this information, the Trustees noted favorably GSAM’s agreement to continue to limit its advisory fee with respect to the Money Market Portfolio to 0.07% of the Portfolio’s average daily net assets and to reduce the contractual advisory fees payable to it by the Ultra-Short Duration Government Portfolio and Short Duration Portfolio pursuant to the New Agreement.

The Trustees also considered the analyses prepared by a third party consultant of the expense rankings of the Portfolios that had been provided at the Annual Contract Meeting. The analyses provided a comparison of the Portfolios’ management fees to relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a five-year history comparing each Portfolio’s expenses to peer group and category medians.

In addition, the Trustees reviewed information regarding GSAM’s potential economies of scale, and whether the Portfolios and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the information provided by GSAM at the Annual Contract Meeting relating to the costs of the services provided by GSAM and its affiliates and the profits realized by them, and information comparing the contractual fees rates charged by GSAM with fee rates charged by other, unaffiliated investment managers to other mutual funds. In this connection, the Trustees noted that (a) the investment advisory fee for the Money Market Portfolio includes a breakpoint at the $300 million asset level (from 0.20% to 0.15%), although GSAM is currently limiting, and has advised the Trustees that it will continue to limit, its investment advisory fee to a lower level (0.07%) and (b) the investment advisory fee for each of the Ultra-Short Duration Government Portfolio and Short Duration Portfolio includes breakpoints at the $250 million and $500 million asset levels from (0.18% to 0.16% and from 0.16% to 0.14%, respectively). The Trustees further noted that the Portfolios’ investment advisory fee rates and ordinary operating expense ratios were among the lowest in the mutual fund industry, which would appear to indicate that the Portfolios were sharing in economies of scale at their current asset levels. In this regard, the Trustees also noted that although the assets of the Portfolios had declined, the ordinary operating expense ratios of the Portfolios had remained relatively stable.

The Trustees also considered the other benefits derived by GSAM and its affiliates from the Portfolios. In addition, the Trustees considered the information provided at the Annual Contract Meeting concerning GSAM’s pre-tax revenues and pre-tax margins with respect to the Trust and the Portfolios. This information included, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.

After reviewing the information regarding GSAM’s costs, profitability and economies of scale, and after considering GSAM’s services, the Trustees concluded that the investment advisory fees to be paid by the Portfolios were fair and reasonable and that the New Agreement should be approved and recommended for approval by unitholders.

Information About GSAM.  GSAM, 32 Old Slip, New York, NY 10005, has been registered as an investment adviser since 1990 and is an affiliate of Goldman Sachs. As of June 30, 2007, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $740.8 billion.

The Goldman Sachs Group, Inc., 85 Broad Street, New York, New York 10004, is the general partner of GSAM. Peter S. Kraus, One New York Plaza, New York, NY 10004, is the chief executive officer of GSAM.

GSAM also acts as investment adviser and/or sub-adviser to various other registered investment companies. The table below sets forth certain information with respect to such investment portfolios which have similar investment objectives to the Portfolios.

	Net Assets As of	Annual Rate of Advisory Fees
Name of Fund	October 31, 2007	as a Percentage of Net Assets

Goldman Sachs Ultra-Short Duration Government Fund	$515,448,407	0.40%
Goldman Sachs Short Duration Fund	$998,584,702	0.50%

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS
OF EACH PORTFOLIO VOTE “FOR” APPROVAL OF THE NEW AGREEMENT.

ADDITIONAL INFORMATION

Portfolio Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold units of the Portfolios. The tables show current expenses and pro forma expenses assuming the New Agreement is approved. The pro forma expenses also reflect changes in certain other service provider arrangements that will take effect on or about January 14, 2008 as discussed above.

Money Market Portfolio

	Current		Pro Forma
Unitholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None		None
Maximum Deferred Sales Charge (Load)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees	None		None
Exchange Fees	None		None

Annual Portfolio Operating Expenses* (expenses that are deducted from Portfolio assets):(1)

Management Fees	0.19%	(2)	0.19%	(2)
Administration Fees	0.10%	(3)	0.08%	(3)
Other Expenses	0.05%		0.05%

Total Portfolio Operating Expenses*	0.34%	(4)	0.32%	(4)

*	As a result of fee waivers and expense limitations, “Total Portfolio Operating Expenses” of the Money Market Portfolio which are actually incurred are as set forth below. The expense limitations and fee waivers may be terminated at any time at the option of GSAM and the Trust’s administrator. If this occurs, the Money Market Portfolio’s operating expenses may increase without unitholder approval.

	Current		Pro Forma
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):(1)

Management Fees	0.07%	(2)	0.07%	(2)
Administration Fees	0.02%	(3)	0.02%	(3)
Other Expenses	0.05%		0.05%

Total Portfolio Operating Expenses (after waivers and expense limitations)	0.14%	(4)	0.14%	(4)

Ultra-Short Duration Government Portfolio

	Current		Pro Forma
Unitholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None		None
Maximum Deferred Sales Charge (Load)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees	None		None
Exchange Fees	None		None

Annual Portfolio Operating Expenses* (expenses that are deducted from Portfolio assets):(1)

Management Fees	0.20%		0.16%
Administration Fees	0.10%		0.13%
Other Expenses	0.09%	(5)	0.05%	(6)

Total Portfolio Operating Expenses*	0.39%		0.34%

*	As a result of fee waivers and expense limitations, “Total Portfolio Operating Expenses” of the Ultra-Short Duration Government Portfolio which are actually incurred are as set forth below. The expense limitations and fee waivers may be terminated at any time at the option of GSAM and the Trust’s administrator. If this occurs, the Ultra-Short Duration Government Portfolio’s operating expenses may increase without unitholder approval.

	Current		Pro Forma
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):(1)

Management Fees	0.20%		0.16%
Administration Fees	0.10%		0.13%
Other Expenses	0.05%	(5)	0.05%	(6)

Total Portfolio Operating Expenses (after waivers and expense limitations)	0.35%		0.34%

Short Duration Portfolio

	Current	Pro Forma

Unitholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):(1)

Management Fees	0.20%	0.16%
Administration Fees	0.05%	0.12%
Other Expenses	0.07%	0.05%

Total Portfolio Operating Expenses	0.32%	0.33%

(1)	The Ultra-Short Duration Government and Short Duration Portfolios’ annual operating expenses are based on actual expenses. The Money Market Portfolio’s expenses have been restated to reflect expenses for the current fiscal year.

(2)	GSAM has voluntarily agreed to limit its advisory fee to 0.07% of the Money Market Portfolio’s average daily net assets. The limitation may be terminated at any time at the option of GSAM.

(3)	The Trust’s administrator has voluntarily agreed to limit its administration fee to 0.02% of average daily net assets. The limitation may be terminated at any time at the option of the administrator.

(4)	The Trust’s administrator has agreed to reduce or limit “Total Portfolio Operating Expenses” (excluding interest, taxes, brokerage and extraordinary expenses exclusive of any offset arrangements) to 0.20% of the Money Market Portfolio’s average daily net assets.

(5)	The Trust’s administrator and GSAM have voluntarily agreed to reduce or limit “Other Expenses” (excluding advisory fees, administration fees, interest, taxes, brokerage and extraordinary expenses exclusive of any offset arrangements) of the Ultra-Short Duration Government Portfolio such that the administrator will reimburse expenses that exceed 0.05% up to 0.10% of the Portfolio’s average daily net assets and GSAM will reimburse expenses that exceed 0.10% up to 0.15% of Portfolio’s average daily net assets.

(6)	The Trust’s administrator has voluntarily agreed to reduce or limit “Other Expenses” (excluding advisory fees, administration fees, interest, taxes, brokerage and extraordinary expenses exclusive of any offset arrangements) of the Ultra-Short Duration Government Portfolio such that the administrator will reimburse expenses that exceed 0.05% to 0.10% of the Portfolio’s average daily net assets.

Example

The following Example is intended to help you compare the cost of investing in the Portfolios (without the fee waivers and expense limitations), both current and pro forma, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your units at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Money Market — Current	$35	$109	$191	$431
Money Market — Pro Forma	$33	$103	$180	$406

Ultra-Short Duration Government — Current	$40	$125	$219	$493
Ultra-Short Duration Government — Pro Forma	$35	$109	$191	$431

Short Duration — Current	$33	$103	$180	$406
Short Duration — Pro Forma	$34	$106	$185	$418

Officers of the Trust

The following table sets forth certain information about the Trust’s officers. Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers holds office at the pleasure of the Trustees. Certain officers hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser and/or distributor.

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with Trust	Time Served	During Past 5 Years

Charles W. Filson, 62 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	President	Since 1998	Director and President, Callahan Financial Services, Inc. (“CFS”) (November 2001-Present); Treasurer, CFS (October 1987-Present).

Kaysie P. Uniacke, 46 32 Old Slip, 31st Floor New York, NY 10005	Vice President	Since 2006	Partner, Goldman Sachs (October 2002-Present); Managing Director, GSAM (since 1997); Trustee, Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present); President, Goldman Sachs Mutual Fund Complex (registered investment companies) (2002-Present); Assistant Secretary, Trust for Credit Unions (1995-2006).

Jesse Cole, 44 71 South Wacker Drive Suite 500 Chicago, IL 60606	Vice President	Since 1998	Managing Director, Goldman Sachs (December 2006-Present); Vice President, GSAM (June 1998-Present); Vice President, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1998-Present).

John M. Perlowski, 42 32 Old Slip, 31st Floor New York, NY 10005	Treasurer	Since 1998	Managing Director, Goldman Sachs (December 2003-Present); Vice President, Goldman Sachs (July 1995-December 2003); Treasurer and Senior Vice President, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1997-Present).

Peter V. Bonanno, 40 32 Old Slip New York, NY 10005	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Vice President and Associate General Counsel, Goldman Sachs (2002-Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002); Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with Trust	Time Served	During Past 5 Years

Peter W. Fortner, 49 32 Old Slip New York, NY 10005	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (July 2000-Present); Assistant Treasurer, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (August 2000-Present); Treasurer, The Commerce Funds (March 2003-Present).

Philip V. Giuca, Jr., 45 32 Old Slip New York, NY 10005	Assistant Treasurer	Since 1998	Vice President, Goldman Sachs (May 1992-Present); Assistant Treasurer, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1997-Present).

Elizabeth D. Anderson, 37 32 Old Slip New York, NY 10005	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002-Present); Assistant Secretary, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies)
(1997-Present); Fund Manager, GSAM (April 1996-Present).

Deborah A. Farrell, 35 One New York Plaza 37th Floor New York, NY 10005	Assistant Secretary	Since 1996	Vice President, Goldman Sachs (December 2005-Present) and Legal Products Analyst, Goldman Sachs (prior thereto); Assistant Secretary, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1997-Present); Assistant Secretary to the Funds Group (1996-Present).

Co-Distributors and Administrator

Goldman Sachs, 85 Broad Street, New York, New York 10004, and Callahan Financial Services, Inc. (“CFS”), 1001 Connecticut Avenue, N.W., 10th Floor, Washington, D.C. 20036, currently serve as co-distributors of units of the Trust. On or about January 14, 2008, CFS will serve as the sole distributor of units of the Trust. Goldman Sachs and CFS have agreed to sell units of each Portfolio, but are not obligated to sell any certain number of units. CFS is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, and is the general partner of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”). CUFSLP maintains offices at 1001 Connecticut Avenue, N.W., 10th Floor, Washington, D.C. 20036. Boeing Employees Credit Union, GTE Federal Credit Union and Orange County Teachers Federal Credit Union are limited partners of CUFSLP. On or about January 14, 2008, PFPC, 301 Bellevue Parkway, Wilmington, Delaware 19809, will provide the administrative and fund accounting services currently provided by GSAM and State Street.

Beneficial Owners of the Trust

The beneficial owners of more than 5% of the outstanding shares of each Portfolio of the Trust as of the Record Date are as follows:

			Percentage of
Portfolio	Name and Address of Owner	Number of Units	Portfolio

Money Market Portfolio	Power Federal Credit Union Attn: Patrick M. Flanagan P.O. Box 1297 Syracuse, NY 13201-1297	25,284,959.22	6.58%

	Western Corporate FCU 924 Overland Ct. San Dimas, CA 91773-1750	28,747,847.89	7.48%

			Percentage of
Portfolio	Name and Address of Owner	Number of Units	Portfolio

	Citizens Equity First Credit Union Attn: Accounting Department P.O. Box 1715 Peoria, IL 61656-1715	45,400,000.00	11.81%

	New Mexico Educators FCU Attn: Sandra Chavez P.O. Box 8530 Albuquerque, NM 87198	67,508,006.42	17.57%

	Orange County Teachers FCU Attn: Accounting Department P.O. Box 11547 Santa Ana, CA 92711-1547	20,000,000.00	5.20%

	Space Coast Credit Union Attn: Tom Baldwin P.O. Box 419002 Melbourne, FL 32941-9002	29,000,000.00	7.55%

Ultra-Short Duration Government Portfolio	Suncoast Schools FCU Attn: Accounting Department 6801 E. Hillsborough Ave. Tampa, FL 33610-4197	2,825,283.22	9.11%

	Patelco Credit Union Attn: Scott Waite SVP/CFO 156 2nd Street San Francisco, CA 94105-3724	8,916,956.00	28.76%

	APCO Employees Credit Union Attn: Larry Morgan 1608 7th Ave. N. Birmingham, AL 35203-1987	3,002,005.04	9.68%

	Space Coast Credit Union Attn: Tom Baldwin P.O. Box 419002 Melbourne, FL 32941-9002	1,624,986.20	5.24%

Short Duration Portfolio	Patelco Credit Union Attn: Scott Waite SVP/CFO 156 2nd Street San Francisco, CA 94105-3724	8,826,761.58	20.83%

	Langley Federal Credit Union Attn: Accounting Department 1055 West Mercury Blvd. Box 7463 Hampton, VA 23666-3300	13,212,562.64	31.17%

	APCO Employees Credit Union Attn: Larry Morgan 1608 7th Ave. N. Birmingham, AL 35203-1987	5,025,125.63	11.86%

	Visions FCU Attn: Harry R. Jacobson 24 McKinley Ave. Endicott, NY 13760-5415	3,308,647.99	7.81%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.

As of the Record Date, Mr. Sebastian, a Trustee of the Trust, shared investment and voting power with respect to 695,586.30 units of beneficial interest in the Money Market Portfolio, which amounted to 0.18% of the outstanding units, that were owned by GTE Federal Credit Union. As of the Record Date, Mr. Oakland, a Trustee of the Trust, shared investment and voting power with respect to 5,000,000.00 units of beneficial interest in the Money Market Portfolio, which amounted to 1.30% of the outstanding units, that were owned by Boeing Employees Credit Union. As of the Record Date, Mr. Hanley, a Trustee of the Trust, shared investment and voting power with respect to 20,000,000.00 units of beneficial interest in the Money Market Portfolio, which amounted to 5.20% of the outstanding units, that were owned by Orange County Teachers Federal Credit Union.

Other Matters

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of unitholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon according to their best judgment in the interests of the Trust and its shareholders.

Voting Information

The enclosed proxy is revocable by a unitholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust’s principal executive offices), by executing another proxy or by attending the Meeting and voting in person. All valid proxies received prior to the Meeting will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the proxy and, if no instruction is given, the persons named as proxies will vote the units represented thereby in favor of the matters set forth in each Proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

In the event that at the time the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the units of the Trust (or the affected Portfolio) present and voting in person or by proxy at the session of the Meeting to be adjourned. Any adjourned session may be held without further notice. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. A unitholder vote may be taken on one or more of the Proposals prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

A majority of the units entitled to vote shall be a quorum for the transaction of business at a unitholders’ meeting, but any lesser number shall be sufficient for adjournments. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote units on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as units that are present at the Meeting but which have not been voted.

With respect to Proposal 1, a plurality will elect a Trustee. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of a Portfolio, which means the lesser of (1) 67% of that Portfolio’s units represented at a meeting at which the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio. For purposes of determining the affirmative vote of a majority of the outstanding voting securities an abstention or the failure to vote, including a broker non-vote, will be the equivalent of voting against a proposal.

Procedures For Unitholder Communications With Board

The Trust’s Board will receive and review written correspondence from unitholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal executive offices. The Board or an individual Trustee will respond to unitholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

Cost of Proxy Solicitation

Each Portfolio will bear its allocable portion of proxy solicitation expenses, including the cost of preparing, assembling and mailing materials used in connection with solicitation of proxies. The Portfolios will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy materials to beneficial holders.

Shareholder Proposals

The Trust does not intend to hold meetings of unitholders except to the extent that such meetings may be required under the 1940 Act or state law. Because the Trust does not hold regular meetings of unitholders, the anticipated date of the next unitholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of unitholders, a unitholder proposal must be submitted to the Trust at its principal office within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Dated:          , 2007

Unitholders who do not expect to be present at the Meeting and who wish to have their units voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

ADVISORY AGREEMENT

ADVISORY AGREEMENT made this   day of          , 2008 between TRUST FOR CREDIT UNIONS, a Massachusetts business trust (the “Fund”), and GOLDMAN SACHS ASSET MANAGEMENT, L.P., a Delaware limited partnership (the “Adviser”).

WITNESSETH

WHEREAS, the Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Fund is authorized to issue units of beneficial interest (“Units”) in separate series with each such series representing the interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund presently offers Units in three series, i.e., the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively referred to herein as the “Portfolios”); and

WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to each of the Portfolios as indicated below and the Adviser is willing to so render services;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Appointment of Adviser. The Fund hereby appoints the Adviser to act as investment adviser to each of the Portfolios for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Delivery of Documents. The Fund has delivered to the Adviser copies of each of the following documents:

(a)	The Fund’s Agreement and Declaration of Trust dated as of September 24, 1987 as amended and restated through December 1, 1987 and all amendments thereto (such Agreement and Declaration of Trust, as presently in effect and as amended from time to time, is herein called the “Trust Agreement”), copies of which are also on file with the Secretary of The Commonwealth of Massachusetts;

(b)	The Fund’s By-Laws and all amendments thereto (such By-laws, as presently in effect and as amended from time to time, are herein called the “By-Laws”);

(c)	Certified resolutions of the Portfolios’ Unitholders and the Fund’s Board of Trustees approving the terms of this Agreement;

(d)	The Fund’s most recent prospectus and statement of additional information with respect to the Portfolios and any supplements thereto (such prospectus and statement of additional information, as presently in effect and as amended, supplemented and/or superseded from time to time, are herein called the “Prospectus” and “Additional Statement”, respectively); and

(e)	The Fund’s Registration Statement, as amended, with respect to the Portfolios filed under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act on Form N-1A with the Securities and Exchange Commission (such Registration Statement, as presently in effect and as amended from time to time, is herein called the “Registration Statement”).

The Fund agrees to promptly furnish the Adviser from time to time with copies of all amendments of or supplements to or otherwise current versions of any of the foregoing documents not heretofore furnished.

3.	Duties of Adviser.

(a)	Subject to the general supervision of the Fund’s Board of Trustees, the Adviser shall manage the investment operations of each of the Portfolios and the composition of each such Portfolio’s assets, including the purchase, retention and disposition thereof. In this regard, the Adviser

(i)	shall provide supervision of the Portfolios’ assets, furnish a continuous investment program for the Portfolios, determine from time to time what investments or securities will be purchased, retained or sold by the Portfolios, and what portion of the assets will be invested or held uninvested as cash;

(ii)	shall place orders pursuant to its determinations either directly with the issuer or with any broker, dealer or other person who deals in the securities in which the Portfolio in question is active. In placing orders with brokers, dealers or such other persons the Adviser shall attempt to obtain the best net price and the most favorable execution of its orders. When the execution and price offered by two or more brokers, dealers or such other persons are believed to be comparable, the Adviser may, in its discretion but subject to applicable law, purchase and sell portfolio securities to and from brokers, dealers or such other persons who provide brokerage or research services; and

(iii)	may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Portfolio as well as its other customers (including any other Portfolio or any other investment company or advisory account for which the Adviser acts as adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

(b)	The Adviser, in the performance of its duties hereunder, shall act in conformity with the Trust Agreement, By-Laws, Prospectus, Additional Statement and Registration Statement and with the instructions and directions of the Fund’s Board of Trustees, and will use its best efforts to comply with and conform to the requirements of the 1940 Act, the Investment Advisers Act of 1940 and all other applicable federal and state laws, regulations and rulings.

(c)	The Adviser shall render to the Fund’s Board of Trustees such periodic and special reports as the Trustees may reasonably request.

(d)	The Adviser shall notify the Fund of any change in the membership of the Adviser within a reasonable time after such change.

(e)	The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

(f)	In performing its obligations under this Agreement, the Adviser may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and obligations hereunder to any advisory affiliate of Goldman Sachs & Co., without further written consent of the Fund, provided that the Adviser shall always remain liable to the Fund for its obligations hereunder.

4.	Expenses.

(a)	During the term of this Agreement, the Adviser will pay all costs incurred by it in connection with the performance of its duties under paragraph 3 hereof; provided, however, that the Adviser shall not be required to pay the cost (including taxes, brokerage commissions and other transaction costs, if any) of securities purchased for each of the Portfolios.

(b)	The Adviser may from time to time reduce its fee or make payment to a Portfolio in order to offset all or a portion of certain expenses otherwise payable by such Portfolio, provided that any such arrangement does not jeopardize the Portfolio’s qualification as a regulated investment company. Any such fee reduction with respect to the Money Market Portfolio will be agreed to in advance of the time such fee would otherwise accrue, and any such arrangement may be discontinued or modified only with the express approval of the Board of Trustees of the Fund.

5.	Compensation.

(a)	Subject to any reduction pursuant to paragraph 4(b) hereof, for the services provided and expenses assumed by the Adviser pursuant to this Agreement with respect to the Money Market Portfolio, the Fund will pay to the Adviser as full compensation therefor a monthly fee at the annual rate of .20% of the first $300 million of the Money Market Portfolio’s average daily net assets plus .15% of the Money Market Portfolio’s average daily net assets in excess of $300 million.

(b)	Subject to any reduction pursuant to paragraph 4(b) hereof, for the services provided and expenses assumed by the Adviser pursuant to this Agreement with respect to the Ultra-Short Duration and

Short Duration Portfolio (collectively, the “Bond Portfolios”), the Fund will pay to the Adviser as full compensation therefor a monthly fee at the annual rate of .18% of the first $250 million of the Bond Portfolios’ aggregate average daily net assets, plus .16% of the next $250 million of the Bond Portfolios’ aggregate average daily net assets, plus .14% of the Bond Portfolios’ aggregate average daily net assets in excess of $500 million.

(c)	The fees set forth in paragraph 5(a) hereof will be computed on the Money Market Portfolio’s average net assets on each day and will be paid to the Adviser monthly.

(d)	The fees set forth in paragraph 5(b) hereof will be computed on the Bond Portfolios’ aggregate average net assets on each day and will be paid to the Adviser monthly.

6.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Portfolios are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

7.	Indemnification.

(a)	Subject to Section 36 of the 1940 Act to the extent applicable, the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)	The Fund hereby agrees to indemnify and hold harmless the Adviser, its officers, partners and employees and each person, if any, who controls the Adviser (collectively, the “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which any such Indemnified Party may become subject under the 1933 Act, the Securities Exchange Act of 1934 (as amended), the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon

(i)	any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in (x) the Prospectus, the Additional Statement or the Registration Statement, (y) any advertisement or sales literature authorized by the Fund for use in the offer and sale of Units of either Portfolio, or (z) any application or other document filed in connection with the qualification of the Fund or Units of either Portfolio under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either pertaining to a breach of the Adviser’s duties in connection with this Agreement or made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Adviser pertaining to or originating with the Adviser for use in connection with any document referred to in clauses (x), (y), or (z), or

(ii)	subject in each case to clause (i) above, the Adviser acting under this Agreement in accordance with its terms;

and the Fund will reimburse each Indemnified Party for any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action.

(c)	If the indemnification provided for in paragraph 7(b) is available in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Fund, then the Fund shall contribute to the aggregate amount paid or payable by the Fund and the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Fund and such Indemnified Parties in connection with the operations of the Fund, (ii) the relative fault of the Fund and such Indemnified Parties, and (iii) any other relevant equitable considerations. The Fund and the Adviser agree that it would not be just and equitable if contribution pursuant to this subparagraph (c) were determined by pro rata allocation or any other method of allocation which does not take into account the equitable considerations referred to above in this subparagraph (c). The aggregate amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (c) shall be deemed to include any legal or other expenses incurred by the Fund and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(d)	It is understood, however, that nothing in this paragraph 7 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against or contribution with respect to, any liability to the Fund or its Unitholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsistent with Section 17(i) of the 1940 Act.

8.	Duration and Termination. This Agreement will become effective with respect to a Portfolio on the date it is approved by the Unitholders of the Portfolio in accordance with the requirements of the 1940 Act or on such later date following Unitholder approval as shall be agreed upon by the Fund and the Adviser. Unless sooner terminated, this Agreement will continue until March 31, 2009. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods, provided such continuation is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a majority of the Trustees of the Fund or by vote of a majority of the outstanding Units (as defined with respect to voting securities in the 1940 Act) representing interests in such Portfolio; provided, however, that this Agreement may be terminated by the Fund as to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Fund or by vote of a majority of the outstanding Units (as so defined) representing interests in the Portfolio on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

9.	Status of Adviser as Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Fund’s Board of Trustees from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

10.	Amendment of Agreement. This Agreement may be amended by mutual consent, provided that such amendment is approved (a) by vote of a majority of those Trustees of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) to the extent required by the 1940 Act, by vote of a majority of the outstanding Units (as defined with respect to voting securities in the 1940 Act) representing interests in each Portfolio affected by such amendment. Any amendment to this Agreement shall only be by written instrument which shall make specific reference to this Agreement and which shall be signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

11.	Notices. Without limiting the other provisions hereof, notices and other writings delivered or mailed postage prepaid to the Fund, c/o Callahan Financial Services, Inc., 1001 Connecticut Avenue, NW, 10th Floor, Washington, D.C. 20036, Attention: President, with copies to Donald C. Shine, Nisen & Elliott, 200 West Adams Street, Suite 2500, Chicago, Illinois 60606 or to the Adviser, 32 Old Slip, 24th Floor, New York, New York 10005, Attention: , or to such other address as the Fund or the Adviser may hereafter specify by written notice to the most recent address specified by the party to whom such notice is addressed, shall be deemed to have been properly delivered or given hereunder to the respective addressee.

12.	Unitholder Liability. This Agreement is executed by or on behalf of the Fund and the obligations hereunder are not binding upon any of the Trustees, officers or Unitholders of the Fund individually but are binding only upon the particular Portfolio to which such obligations pertain and the assets and property of such Portfolio.

13.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, subject to paragraph 8 hereof. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ATTEST:	TRUST FOR CREDIT UNIONS

By
President

ATTEST:	GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By
Managing Principal

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on proxy card on the reverse side.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TRUST FOR CREDIT UNIONS
Money Market Portfolio
Ultra-Short Duration Government Portfolio
Short Duration Portfolio
This proxy is being solicited on behalf of the Board of Trustees of Trust for Credit Unions

[FUND NAME]	PROXY FOR SPECIAL MEETING OF UNITHOLDERS TO BE HELD ON DECEMBER 28, 2007
The undersigned hereby appoints Jon Jeffreys, Jay Johnson and Carlene Pollock, and each of them, proxies of the undersigned, with full power of substitution, to vote at the Special Meeting of Unitholders of Trust for Credit Unions (the “Trust”) to be held at the offices of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership, located at 1001 Connecticut Avenue, N.W., 10th Floor, Washington, D.C. 20036, on December 28, 2007 at 11:00 a.m. (Eastern time), and at any adjournments thereof, all units of beneficial interest in the Money Market Portfolio, Ultra-Short Duration Government Portfolio and/or Short Duration Portfolio that are held by the undersigned on the record date for the meeting, upon the following matters:

YOUR VOTE IS IMPORTANT
Please complete, sign and return
this card as soon as possible.
DATED:

Signature(s)	(Sign in the Box)
Please sign this Proxy in the name of the person holding record ownership of your units of Trust for Credit Unions as reflected on the Trust’s records and return the proxy card promptly using the enclosed envelope. If your units of Trust for Credit Unions are held in the name of a nominee, this Proxy should be executed in the name of such nominee.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

1. Election of Nine Trustees				FOR all Nominees	WITHHOLD AUTHORITY
Nominees:	(01) James C. Barr	(04) Rudolf J. Hanley	(07) Eugene A. O’Rourke	listed (except as	to vote for all
	(02) David F. Chatfield	(05) Stanley Hollen	(08) Joe Peek	marked to the	nominees
	(03) Robert M. Coen	(06) Gary Oakland	(09) Wendell A. Sebastian	contrary at left)
				☐	☐
INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through his/her name above.

		FOR	AGAINST	ABSTAIN
2.	Approval of a new investment advisory agreement between the Trust, on behalf of each of the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, and Goldman Sachs Asset Management, L.P.	☐	☐	☐

3.	In the discretion of the proxies, on any other matters that may properly come before the meeting or any adjournment thereof.
Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as granting authority to vote “FOR” Proposals 1 and 2 above.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

EXHIBIT
November 16, 2007
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Commissioners:
We have read the statements made by Trust for Credit Unions (a Massachusetts business trust comprising the Money Market Portfolio, Ultra-Short Duration Government Portfolio, and Short Duration Portfolio) (copy attached), which we understand will be filed with the Securities and Exchange Commission, as part of the Schedule 14A filing of Trust for Credit Unions dated November 16, 2007. We agree with the statements concerning our Firm in such Schedule 14A.
Very truly yours,
/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts